Exhibit 99.1

 Brooks Automation Reports Results for Fiscal 3rd Quarter Ended June 30, 2003



    CHELMSFORD, Mass., July 23 /PRNewswire-FirstCall/ -- Brooks Automation,

Inc. (Nasdaq: BRKS), which delivers total automation for semiconductor manufacturing and other industries, today announced results for the fiscal third quarter ended June 30, 2003.

    Revenues for the third quarter were $84.0 million, a 9.6 percent sequential decline from the preceding quarter revenues of $92.9 million.

Bookings for the quarter were $73.4 million, a sequential decline of 14.4 percent from the preceding quarter bookings of $85.7 million.  The company had estimated in its second quarter earnings report on April, 24, 2003 that in the third quarter both revenues and bookings would decline in the range of 10 to

15 percent from second quarter results.

    The net loss for the third quarter on a GAAP ("Generally Accepted

Accounting Principles") basis was $36.4 million, or $0.99 per share, compared to a net loss on the same basis of $28.8 million, or $0.79 per share in the immediately preceding quarter.  The GAAP loss included a restructuring charge of $20.7 million consisting of previously anticipated items of $7.0 million for severance and $3.2 million for divestiture of the company's Swiss subsidiary as well as an additional charge of $10.5 million taken after re-

evaluation of lease obligations.

    The net loss for the third quarter on a "pro forma" basis, defined as net loss before amortization of acquired intangible assets and other acquisition and disposition related charges, net of income taxes, was $10.9 million or

$0.29 per share, compared to the preceding quarter pro forma loss of $12.7 million or $0.34 per share, and better than the guidance of $0.35 to $0.40 loss per share.  It has been the practice of Brooks and of many other companies as well to report pro forma financial results since management believes that presenting the operating results before taking into account such charges provides useful information to aid in understanding ongoing, recurring operations.  As in previous earnings reports, a reconciliation of GAAP to pro forma losses for the quarter is included in the attached exhibits.

    The net cash balance at the end of the third quarter was $209.6 million,

including cash, cash equivalents, short-term and long-term marketable securities, compared to a balance of $212.9 million in the immediately preceding quarter.

    Robert J. Therrien, chairman and chief executive officer of Brooks

Automation, said: "The company continued to make good progress during the June quarter in achieving near term objectives for restructuring and managing the cash flow.  The pro forma operating expenses for the third quarter decreased to $37.0 million, a $4.2 million reduction from the preceding quarter, as we again realized the benefits of our cost reduction efforts.  The decline in the company's cash for the quarter was only $3 million despite significant cash expenditures of $11 million related to restructuring and $4 million for a semi-annual interest payment.  We were able to achieve this by continuing to focus on reducing our working capital.  Since finishing the December 2002 quarter with a cash balance of $215 million, the decline in cash for the March and June quarters combined was less than $6 million.  We will complete essentially all the workforce reductions as well as the facilities consolidations by the end of the September quarter, leaving us with fewer than

2,000 employees worldwide and 3 main manufacturing sites -- down from 3,300 employees and 14 sites one year ago -- as we drive towards our goal of reaching operating profitability by the end of the calendar year.  We continue to leverage our world class manufacturing capability as a competitive advantage for the company.  As a result, Brooks has successfully positioned itself as a leading provider of systems and custom manufacturing for its OEM customers, who are increasingly outsourcing their automation."

    Mr. Therrien reviewed some of the highlights of the third quarter:

"Brooks introduced a number of new and enhanced products at SEMICON West earlier this month, including the OneFab(TM) AMHS (automated material handling system).  We believe this new system is the most advanced fourth generation

AMHS available today and when combined with industry-leading factory management and logistics software from Brooks, provides the most complete and robust factory automation solution for 300mm semiconductor manufacturers.  The introduction of OneFab significantly improves Brooks' competitive position in several AMHS opportunities in the second half of this year.  We hope to sustain the momentum from the excitement and interest generated by the recent launches of products such as the OneFab AMHS, the new iReticles(TM) software for managing critical reticle data, the enhanced equipment front end module

FabExpress(TM) with high throughput 5-axis robot and industry-leading

FixLoad(TM) loadport, the Particle Detection System for 100 percent inspection of reticles, the CleanFlow(TM) fan filter unit for mini-environments and a number of other offerings.  The new flow of products and technology is essential for the company to maintain its number one position in semiconductor automation, as most recently reported by Dataquest in April 2003."

    Mr. Therrien commented on Brooks' business environment.  "Even though visibility is still limited, we have reason to believe that bookings have bottomed in the June quarter and are likely to increase by as much as 10 to 15 percent in the next quarter as a number of semiconductor fabs begin investing in capital equipment.  We expect revenues for the September quarter to be down

3 to 5 percent sequentially from the June quarter based on the lower bookings number in the preceding quarter.  The GAAP loss for the September quarter is estimated to be in the range of $0.45 to $0.50 per share and pro forma loss to be in a range of $0.24 to $0.29 per share.  While there are signs of a recovery for the semiconductor device sector in the second half of the year,

capital equipment spending will likely lag the chip recovery and therefore we remain conservative in our planning and are staying focused on improving the operating leverage of the company and managing our cash for the next quarter."



    Q3 Fiscal 2003 Highlights

    -- Announced strategic alliance with Angstron Systems, Inc., a Santa Clara based start up company, to provide Brooks' vacuum tool system, the

      Gemini Express (GX) cluster tool platform, for Angstron's advanced ALD

      (atomic layer deposition) tool, the ATOMOS(TM).

    -- Announced Philips Advanced Metrology Systems, Inc., the metrology business unit of Royal Philips Electronics has purchased Brooks'

      atmospheric tool system, the integrated EFEM (equipment front-end module) and mini-environment system for Philips' advanced copper metrology tool, the Series 3300.

    -- Selected by a major Japanese semiconductor manufacturer to provide the

      FACTORYworks(TM) manufacturing execution system for its fab.

    -- Captured 12 new design-in wins for the quarter, of which 6 were for systems.

    -- Participated in SEMICON West from July 14-16, 2003, hosting a presentation for investors during the show on July 15.  Introduced a number of new and enhanced products, highlighted by the unique

      OneFab(TM) AMHS, the industry's only fourth generation automated material handling system for 300mm semiconductor factory automation.

    -- Hosted the annual Analyst Day for financial analysts and shareholders on May 21, 2003, in Chelmsford, Massachusetts.



    Conference Call

    Brooks Automation will host a conference call on Thursday, July 24 at 9:00

AM Eastern to review its fiscal third-quarter results.  On the call,

management will discuss the information contained in this announcement and answer related questions.



    Date:        Thursday, July 24, 2003

    Time:        9:00 a.m. Eastern, 8:00 a.m. Central, 7:00 a.m. Mountain,

                 6:00 a.m.  Pacific

    Dial In #:  (719) 457-2646

    Passcode:    257426



    Replay:     (719) 457-0820 (beginning @ 2:00 p.m. Thursday, July 24, 2003)

                 available 7 days

     Passcode:   257426



    This call will also be Webcast live, and can be accessed through the

Brooks investor relations web page at http://investor.brooks.com.  Click on the link, Webcasts, and then the link for "Brooks Automation Fiscal 2003 Third

Quarter Earnings Webcast".

    An archive of this Webcast will be made available following the conference call, and can be accessed for at least the next twelve months on the section for Webcasts at http://investor.brooks.com under the title "Brooks Automation

Fiscal 2003 Third Quarter Earnings Webcast".



    Pro Forma Results

    In addition to disclosing results that are determined in accordance with

Generally Accepted Accounting Principles (GAAP), Brooks also discloses pro forma, or "non-GAAP", results of operations.  These pro forma results are comprised of net income or net loss before the amortization of acquired intangible assets and other acquisition and disposition related charges, net of income taxes.  Pro forma results are provided as a complement to the results provided in accordance with GAAP on the basis of management's belief that presenting the Company's operating results before taking such charges into account provides useful information to aid in understanding ongoing,

recurring operations.



    About Brooks Automation, Inc.

    Brooks Automation (Nasdaq: BRKS) is a leading worldwide provider of automation solutions to the global semiconductor and related industries.  The company's factory and tool automation hardware, software and professional services can manage every wafer, reticle and data movement in the fab, helping semiconductor chip manufacturers improve throughput and yield while reducing both cost and time to market. Brooks products and services are used in virtually every fab in the world.  For more information, visit

http://www.brooks.com.



    "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

    Some statements in this release are forward-looking statements made under

Section 21E of the Securities Exchange Act of 1934.   These statements are

neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause Brooks' financial results to differ materially from our expectations.  They are based on the facts known to management at the time they are made. These forward-looking statements include statements regarding our revenue and profit and loss expectations, future level and sufficiency of our cash position, our future business strategy and market opportunities, improvements in our business, our restructuring and cost reduction activities, our integration of acquired businesses, demand for our products, bookings, backlog and design-ins and the general economic outlook.

Factors that could cause results to differ from our expectations include the following:  our dependence on the cyclical semiconductor industry; the possibility of further or future downturns in market demand for electronics

(including especially the market for semiconductor products); further downturn in the economy of the United States and other countries brought about by the war in the Iraq or political tensions arising between Western nations and

North Korea; the highly competitive nature and rapid technological change that characterizes the industries in which we compete; decisions by customers to cancel or defer orders that previously had been accepted; the fact that certain of the company's orders are non-binding; the timing and effectiveness of restructuring, cost-cutting and expense control measures, including activities such as facility consolidations and staffing reductions; the possibility of intense price competition and the possible resulting need to lower our prices to our customers and thereby possibly our revenue; the effect of being required to account for stock options as an expense; our ability to manage the effects of past or future acquisitions or divestitures, including the  need to integrate acquired businesses successfully; our ability to protect our intellectual property; the possibility that the value of certain acquired assets or businesses may have to be written down in light of prevailing market conditions; the impact of the outbreak of SARS in various parts of the world; and other factors and other risks that we have described in our filings with the Securities and Exchange Commission, including but not limited to Brooks' Annual Report on Form 10-K and our quarterly reports on

Form 10-Q.  As a result there can be no assurance that our future results will not be materially different from those projected.  Brooks expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based.

Brooks undertakes no obligation to update the information contained in this press release.



    All trademarks contained herein are the property of their respective owners.





                             BROOKS AUTOMATION, INC.

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                 (in thousands)







                                                  June 30,      September 30,

                                                    2003              2002

                                                (unaudited)



    ASSETS

    Cash, cash equivalents and marketable

     securities                                   $139,790          $150,650

    Accounts receivable, net                        67,477            89,150

    Inventories                                     58,179            78,193

    Other current assets                            14,657            15,560



         Total current assets                      280,103           333,553



    Property, plant and equipment, net              67,696            84,792



    Long-term marketable securities                 69,856            95,087

    Intangible assets, net                         120,268           118,804

    Other assets                                     9,793            25,261



              Total assets                        $547,716          $657,497





    LIABILITIES, MINORITY INTERESTS AND

     STOCKHOLDERS' EQUITY

    Current liabilities                           $142,624          $157,215

    Convertible subordinated notes                 175,000           175,000

    Other long-term liabilities                     23,229            16,554



              Total liabilities                    340,853           348,769



    Minority interests                                 704               493



    Stockholders' equity                           206,159           308,235



                Total liabilities,

                 minority interests and

                 stockholders' equity             $547,716          $657,497







         Cash, cash equivalents, short-

          term and long-term marketable

          securities

            June 30, 2003                         $209,646

            March 31, 2003                        $212,933

            December 31, 2002                     $214,973

            September 30, 2002                    $245,737

            June 30, 2002                         $286,721









                             BROOKS AUTOMATION, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                      (in thousands, except per share data)

                                   (unaudited)





                                      Three months ended   Nine months ended

                                           June 30,             June 30,

                                        2003      2002      2003       2002





    Revenues                           $84,045   $85,762   $261,864  $201,068

    Cost of revenues                    56,451    59,090    185,244   134,704



    Gross profit                        27,594    26,672     76,620    66,364



    Operating expenses:

      Research and development          18,103    20,679     57,531    50,254

      Selling, general and

       administrative                   21,697    28,244     78,825    66,228

      Acquisition-related and

       restructuring charges            20,742    10,817     46,566    10,926

                                        60,542    59,740    182,922   127,408



    Loss from operations before

     amortization of

      acquired intangible assets       (32,948)  (33,068)  (106,302)  (61,044)



    Amortization of acquired

     intangible assets                     940     5,522      3,928    11,711



    Loss from operations               (33,888)  (38,590)  (110,230)  (72,755)



    Interest (income) expense, net       1,758       184      4,107         2

    Other (income) expense, net            754      (400)    16,789    (1,045)



    Loss before income taxes and

     minority interests                (36,400)  (38,374)  (131,126)  (71,712)



    Income tax provision (benefit)          16   (14,207)     4,884   (24,964)



    Loss before minority interests     (36,416)  (24,167)  (136,010)  (46,748)



    Minority interests in earnings

     (loss) of consolidated

     subsidiary                             18        30        211       (90)



    Net loss attributable to common

     stockholders                     $(36,434) $(24,197) $(136,221) $(46,658)



    Loss per share attributable to

     common stockholders:

          Basic                         $(0.99)   $(0.89)    $(3.72)   $(2.08)

          Diluted                       $(0.99)   $(0.89)    $(3.72)   $(2.08)



    Shares used in computing loss per

     share attributable

      to common stockholders:

          Basic                         36,873    27,341     36,638    22,448

          Diluted                       36,873    27,341     36,638    22,448







     Pro Forma Net Loss Before Amortization of Acquired Intangible Assets

            and Other Acquisition and Disposition Related Charges





      Net loss attributable to common

       stockholders

        before amortization of

         acquired intangible assets

        and other acquisition and

         disposition related charges,

        net of taxes                   $(10,861) $(12,282) $(47,545) $(29,195)





      Net loss attributable to common

       stockholders

        before amortization of

         acquired intangible assets

        and other acquisition and

         disposition related charges,

        net of taxes, assuming

         dilution                      $(10,861) $(12,282) $(47,545) $(29,195)



      Loss per share attributable to

       common

        stockholders before

         amortization of acquired

         intangible

        assets and other acquisition

         and disposition related

        charges, net of taxes

            Basic                        $(0.29)   $(0.45)   $(1.30)   $(1.30)

            Diluted                      $(0.29)   $(0.45)   $(1.30)   $(1.30)



      Shares used in computing loss

       per share

       attributable to common

        stockholders before

        amortization

        of acquired intangible assets

         and other acquisition and

        disposition related charges,

         net of taxes

            Basic                        36,873    27,341    36,638    22,448

            Diluted                      36,873    27,341    36,638    22,448









                             BROOKS AUTOMATION, INC.

                        CALCULATION OF PRO FORMA NET LOSS

                BEFORE AMORTIZATION OF ACQUIRED INTANGIBLE ASSETS

              AND OTHER ACQUISITION AND DISPOSITION RELATED CHARGES

                    FOR THE THREE MONTHS ENDED JUNE 30, 2003

                      (in thousands, except per share data)

                                   (unaudited)





                                          U.S. GAAP   Adjustments  Pro Forma



    Revenues                                $84,045         $-       $84,045

    Cost of revenues                         56,451      1,057 (A)    55,394



    Gross profit                             27,594     (1,057)       28,651



    Operating expenses:

      Research and development               18,103      1,005 (B)    17,098

      Selling, general and administrative    21,697      1,829 (C)    19,868

      Acquisition-related and

       restructuring charges                 20,742     20,742             -

                                             60,542     23,576        36,966



    Loss from operations before

     amortization of

      acquired intangible assets            (32,948)   (24,633)       (8,315)



    Amortization of acquired intangible

     assets                                     940        940             -



    Loss from operations                    (33,888)   (25,573)       (8,315)



    Interest (income) expense, net            1,758          -         1,758

    Other (income) expense, net                 754          -           754



    Loss before income taxes and minority

     interests                              (36,400)   (25,573)      (10,827)



    Income tax provision (benefit)               16          -            16



    Loss before minority interests          (36,416)   (25,573)      (10,843)



    Minority interests in earnings (loss)

     of consolidated subsidiary                  18          -            18



    Net loss attributable to common

     stockholders                          $(36,434)  $(25,573)     $(10,861)





    Loss per share attributable to common

     stockholders:

          Basic                              $(0.99)                  $(0.29)

          Diluted                            $(0.99)                  $(0.29)



    Shares used in computing loss per

     share attributable

      to common stockholders:

          Basic                              36,873                   36,873

          Diluted                            36,873                   36,873





    Adjustments include amortization of

     acquired intangible assets and other

     acquisition and disposition related

     charges.



    (A)   Comprised of:

            Deferred compensation expense

             - IAS                             $194

            Deferred compensation expense

             - PRI                              863

                                             $1,057



    (B)   Comprised of:

            Deferred compensation expense

             - PRI                             $759

            Deferred compensation expense

             - KLA                              246

                                             $1,005



    (C)   Comprised of:

            Deferred compensation expense

             - PRI                           $1,829

                                             $1,829





    Contact:

     Mark Chung

     Director of Investor Relations

      Brooks Automation, Inc.

     Telephone: (978) 262-2459

     mark.chung@brooks.com



SOURCE  Brooks Automation, Inc.

    -0-                             07/23/2003

    /CONTACT: Mark Chung, Director of Investor Relations of Brooks Automation,

Inc., +1-978-262-2459, mark.chung@brooks.com/

    /Web site:  http://www.brooks.com /

    (BRKS)



CO:  Brooks Automation, Inc.

ST:  Massachusetts, Canada

IN:  CPR SEM

SU:  ERN CCA